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                                                                       EXHIBIT 1


                             Joint Filing Agreement


          In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value, of Aradigm Corporation, a California corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(f)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person known or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


Sprout Capital VI, L.P.
by:   DLJ Capital Corporation
its:  Managing General Partner


By:   /S/Thomas E. Siegler
      -------------------------
      Thomas E. Siegler
      Secretary and Treasurer


Sprout Capital VII, L.P.
by:   DLJ Capital Corporation
its:  Managing General Partner


By:   /S/Thomas E. Siegler
      -------------------------
      Thomas E. Siegler
      Secretary and Treasurer


DLJ Capital Corporation


By:   /S/Thomas E. Siegler
      -------------------------
      Thomas E. Siegler
      Secretary and Treasurer


Donaldson, Lufkin & Jenrette, Inc.


By:   /S/Thomas E. Siegler
      -------------------------
      Thomas E. Siegler
      Senior Vice President

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The Equitable Companies Incorporated


By:  /S/Joanne T. Marren
     --------------------------------------
     Joanne T. Marren
     Senior Vice President and Deputy General Counsel


AXA
Finaxa
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
Uni Europe Assurance Mutuelle
Alpha Assurances I.A.R.D. Mutuelle
Alpha Assurances Vie Mutuelle
Claude Bebear, as AXA Voting Trustee
Patrice Garnier, as AXA Voting Trustee
Henri Clermont-Tonnerre, as AXA Voting Trustee

Signed on behalf of each of the above


By:  /S/Joanne T. Marren
     -------------------------------
     Joanne T. Marren
     Attorney-in-fact